Cap Transaction

The purpose of this letter agreement is to confirm the terms and conditions of the Transaction entered into between:

JPMORGAN CHASE BANK, N.A.
(“JPMorgan”)

and

BMW VEHICLE LEASE TRUST 2007-1
(the “Counterparty”)

on the Trade Date and identified by the JPMorgan Deal Number specified below (the “Transaction”). This letter agreement constitutes a “Confirmation” as referred to in the Master Agreement specified below, and supersedes any previous confirmation or other writing with respect to the transaction described below.

The definitions and provisions contained in the 2000 ISDA Definitions (the “Definitions”), as published by the International Swaps and Derivatives Association, Inc. are incorporated into this Confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern.

This Confirmation supplements, forms part of, and is subject to, the ISDA Master Agreement dated as of November 2, 2007, as amended and supplemented from time to time (the “Agreement”), between JPMORGAN CHASE BANK N.A. (“JPMorgan”) and BMW Vehicle Lease Trust 2007-1 (the “Counterparty”). All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

The terms of the particular Cap Transaction to which this Confirmation relates are as follows:

A.  TRANSACTION DETAILS

JPMorgan Deal Number(s):	2000005099481

Notional Amount:	As set forth in the Notional Amount Schedule hereto

Trade Date:	24 October 2007

Effective Date:	02 November 2007

Termination Date:	15 August 2010 subject to adjustment in accordance with the Modified Following Business Day Convention.
Fixed Amount: Fixed Rate Payer: Fixed Amount: Fixed Rate Payer Payment Date:	Counterparty USD 3,670,000.00 02 November 2007
Floating Amounts:

Floating Rate Payer:	JPMorgan

Cap Rate:	4.30000 percent

Floating Rate Payer Payment Dates:

The 15 November, 15 December, 15 January, 15 February, 15 March, 15 April, 15 May, 15 June, 15 July, 15 August, 15 September and 15 October in each year, from and including 15 November 2007 to and including the Termination Date, subject to adjustment in accordance with the Modified Following Business Day Convention and there will be an adjustment to the Calculation Period.

Floating Rate Option:	USD-LIBOR-BBA

Designated Maturity:	1 Month

Spread:	None

Floating Rate Day Count Fraction:	Actual/360

Reset Dates:	The first day of each Calculation Period.

Compounding:	Inapplicable

Business Days:	New York, London

Calculation Agent:	JPMorgan, unless otherwise stated in the Agreement.

Notional Amount Schedule:
Effective From:	Notional Amount:

02 November 2007

15 November 2007

17 December 2007

15 January 2008

15 February 2008

17 March 2008

15 April 2008

15 May 2008

16 June 2008

15 July 2008

15 August 2008

15 September 2008

15 October 2008

17 November 2008

15 December 2008

15 January 2009

17 February 2009

16 March 2009

15 April 2009

15 May 2009

15 June 2009

15 July 2009

17 August 2009

15 September 2009

15 October 2009

16 November 2009

15 December 2009

15 January 2010

16 February 2010

15 March 2010

15 April 2010

17 May 2010

15 June 2010

15 July 2010

USD 665,000,000.00

USD 665,000,000.00

USD 665,000,000.00

USD 665,000,000.00

USD 665,000,000.00

USD 665,000,000.00

USD 665,000,000.00

USD 665,000,000.00

USD 665,000,000.00

USD 665,000,000.00

USD 665,000,000.00

USD 665,000,000.00

USD 659,633,738.53

USD 646,317,805.53

USD 633,359,685.30

USD 614,508,824.62

USD 556,537,361.13

USD 512,639,178.94

USD 441,037,788.99

USD 373,385,875.93

USD 317,713,670.47

USD 265,692,207.39

USD 209,526,401.17

USD 151,635,470.48

USD 95,631,991.86

USD 60,076,186.52

USD 45,192,747.57

USD 36,036,845.23

USD 29,604,085.45

USD 27,084,402.20

USD 24,328,955.73

USD 21,595,497.20

USD 18,981,726.52

USD 16,985,948.28

B. ACCOUNT DETAILS
Payments to JPMorgan in USD:	JPMORGAN CHASE BANK, N.A.
JPMORGAN CHASE BANK, NATIONAL ASSOCIATION
BIC: CHASUS33XXX
AC No: 099997979

Payments to Counterparty in USD:	As per your standard settlement instructions.

C. OFFICES
JPMorgan:	NEW YORK

Counterparty:	WILMINGTON

D.  DOCUMENTS TO BE DELIVERED

Each party shall deliver to the other, at the time of its execution of this Confirmation, evidence of the incumbency and specimen signature of the person(s) executing this Confirmation, unless such evidence has been previously supplied and remains true and in effect.

E.  RELATIONSHIP BETWEEN PARTIES

Each party will be deemed to represent to the other party on the date on which it enters into a Transaction that (absent a written agreement between the parties that expressly imposes affirmative obligations to the contrary for that Transaction):

(a)

Non-Reliance.  It is acting for its own account, and it has made its own independent decisions to enter into that Transaction and as to whether that Transaction is appropriate or proper for it based upon its own judgment and upon advice from such advisers as it has deemed necessary. It is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into that Transaction; it being understood that information and explanations related to the terms and conditions of a Transaction shall not be considered investment advice or a recommendation to enter into that Transaction. No communication (written or oral) received from the other party shall be deemed to be an assurance or guarantee as to the expected results of that Transaction.

(b)

Assessment and Understanding.  It is capable of assessing the merits of and understanding (on its own behalf or through independent professional advice), and understands and accepts, the terms, conditions and risks of that Transaction. It is capable of assuming, and assumes the risks of that Transaction.

(c)

Status of Parties.  The other party is not acting as a fiduciary for or an adviser to it in respect of that Transaction.

(d)

Limitation of Liability.  It is expressly understood and agreed by the parties that (a) this document is executed and delivered by Wilmington Trust Company, not individually or personally, but solely as Owner Trustee, in the exercise of the powers and authority conferred and vested in it, pursuant to the Trust Agreement, (b) each of the representations, undertakings and agreements herein made on the part of the Counterparty is made and intended not as personal representations, undertakings and agreements by Wilmington Trust Company but is made and intended for the purpose for binding only the Counterparty, (c) nothing herein contained shall be construed as creating any liability on Wilmington Trust Company, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any person claiming by, through or under the parties hereto, and (d) under no circumstances shall Wilmington Trust Company be personally liable for the payment of any indebtedness or expenses of the Counterparty or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Counterparty under this Agreement or any other related documents.

Please confirm that the foregoing correctly sets forth the terms of our agreement by executing a copy of this Confirmation and returning it to us or by sending to us a letter, telex or facsimile substantially similar to this letter, which letter, telex or facsimile sets forth the material terms of the Transaction to which this Confirmation relates and indicates agreement to those terms. When referring to this Confirmation, please indicate: JPMorgan Deal Number(s): 2000005099481

JPMorgan Chase Bank, N.A.

_____/s/ Edward R. Robinson_____

Name: Edward R. Robinson

Title:   Associate

Accepted and confirmed as of the date
first written:

BMW VEHICLE LEASE TRUST 2007-1

By:

Wilmington Trust Company,

not in its individual capacity

but solely as Owner Trustee

By:_______/s/ J. Christopher Murphy_______
Name: J. Christopher Murphy
Title: Financial Services Officer

Your reference number:  ___________________

Client Service Group

All queries regarding confirmations should be sent to:

JPMorgan Chase Bank, N.A.

Contacts
JPMorgan Contact	Telephone Number
Client Service Group	(001) 3026344960
Group E-mail address:
Facsimile:	(001) 8888033606
Telex:
Cable:

Please quote the JPMorgan deal number(s): 2000005099481.